UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Ault Disruptive Technologies Corporation

(Name of Registrant as Specified in its Charter)

_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED APRIL 3, 2023

AULT DISRUPTIVE TECHNOLOGIES CORPORATION
11411 Southern Highlands Parkway, Suite 240
Las Vegas, Nevada 89141

NOTICE OF SPECIAL MEETING

TO BE HELD ON [•], 2023

TO THE STOCKHOLDERS OF AULT DISRUPTIVE TECHNOLOGIES CORPORATION:

You are cordially invited to attend the special meeting (the “special meeting”) of stockholders of Ault Disruptive Technologies Corporation (the “Company,” “we,” “us” or “our”), to be held at [•], on [•], 2023. The special meeting will be held virtually, at [•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.	A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “Charter”) to extend the date (the “Termination Date”) by which the Company must consummate a business combination (as defined below) (the “Extension”) from June 20, 2023 (the date that is 18 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to September 20, 2023 (the date that is 21 months from the closing date of the IPO) (the “Extended Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after September 20, 2023, upon the request by Ault Disruptive Technologies Company, LLC, a Delaware limited liability company (the “Sponsor”), and approval by the Company’s board of directors (the “Board”) until February 20, 2024 or a total of up to eight months after the current Termination Date of June 20, 2023, unless the closing of a business combination shall have occurred prior thereto (such proposal, the “Extension Amendment Proposal”);

2.	A proposal to amend the Charter pursuant to an amendment to the Charter to eliminate from the Charter the limitation that the Company may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” such proposal, the “Redemption Limitation Amendment Proposal” and, collectively with the Extension Amendment Proposal, the “Amendment Proposals”); and

3.	A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Amendment Proposals, or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting [•]. Please see “Questions and Answers about the Special Meeting — When and where is the special meeting?” and “Questions and Answers about the Special Meeting — How do I attend the virtual special meeting, and will I be able to ask questions?” in the accompanying proxy statement for more information.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” BOTH THE EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Charter provides that the Company has until June 20, 2023 to complete an initial business combination. Pursuant to the Charter, the Company previously extended the period of time to consummate a business combination by three months from the initial termination date of December 20, 2022 (the “Initial Termination Date”) to March 20, 2023. Subsequent to the extension of the Initial Termination Date, pursuant to the Charter, the Company extended the period of time to consummate a business combination by an additional three months to June 20, 2023. On March 8, 2023, we signed a non-binding letter of intent with a company that fits our investment criteria (the “LOI Target”). The LOI Target operates a pharmaceutical operations platform that optimizes the way the pharmaceutical industry manages data and maintains visibility of pharmaceutical products through all stages of the supply chain. However, no assurances can be made that the Company and the LOI Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies and other customary conditions. While the Company is currently working towards the execution of a definitive agreement with the LOI Target, the Board currently believes that there may not be sufficient time before June 20, 2023 to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of at least 65% of the Company’s then outstanding shares of common stock, par value $0.001 per share (“common stock”), then entitled to vote thereon as of the Record Date (as defined below) will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting and entitled to vote thereon as of the Record Date.

In connection with the Amendment Proposals, stockholders who own shares of our common stock issued in our IPO (we refer to such stockholders as “Public Stockholders” and such shares as “Public Shares”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of how such Public Stockholders vote on the Amendment Proposals or if they vote at all. If either of the Amendment Proposals are approved by the requisite vote of stockholders and implemented, the remaining Public Stockholders will retain their right to redeem their shares of common stock upon consummation of our initial business combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Charter, as amended. In addition, if the Extension Amendment Proposal is approved and implemented, the remaining Public Stockholders will be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

Based upon the amount held in the Trust Account as of the Record Date, which was $[•], the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the special meeting. The closing price of our common stock on NYSE American LLC (“NYSE American”) on [•], 2023, the Record Date of the special meeting, was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

In order to exercise your redemption rights, you must, prior to [•], on [•], 2023 (two business days before the special meeting), (i) submit a written request to our transfer agent that we redeem your Public Shares for cash and (ii) deliver your stock to our transfer agent physically or electronically through the Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, our transfer agent (“transfer agent”), is listed under the question “Who can help answer my questions?” below. Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you: (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, we will not redeem the Public Shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but neither is implemented, or (iii) the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded. In any of these scenarios, you will not receive cash for your Public Shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Company’s Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the form of amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any Public Shares. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by June 20, 2023.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote “FOR” the Amendment Proposals.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal is not approved, and the Company does not consummate an initial business combination by the Termination Date, as contemplated by our IPO prospectus and in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

Notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the proposed amendment to the Charter with the Secretary of State of the State of Delaware. Assuming the Extension Amendment Proposal is approved, if our Board abandons the Redemption Limitation Amendment, Public Stockholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, Public Stockholders will not be entitled to exercise redemption rights.

The Board has fixed the close of business on [•], 2023 as the record date for the special meeting (the “Record Date”). Only stockholders of record on [•], 2023 are entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the Public Stockholders (provided that you are a stockholder on the Record Date for a meeting to consider a business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

[•], 2023	By Order of the Board of Directors,

Milton C. (Todd) Ault III
Chairman of the Board

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [•], 2023: This notice of meeting and the accompanying proxy statement are available at [•].

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY [•] ON [•], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

The accompanying proxy statement is dated [•], 2023 and is first being mailed to our stockholders on or about [•], 2023.

AULT DISRUPTIVE TECHNOLOGIES CORPORATION
11411 Southern Highlands Parkway, Suite 240
Las Vegas, Nevada 89141

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2023

The special meeting of stockholders (the “special meeting”) of Ault Disruptive Technologies Corporation (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at [•], on [•], 2023. The special meeting will be held virtually, at [•]. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.	A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “Charter”) to extend the date (the “Termination Date”) by which the Company must consummate a business combination (as defined below) (the “Extension”) from June 20, 2023 (the date that is 18 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to September 20, 2023 (the date that is 21 months from the closing date of the IPO) (the “Extended Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after September 20, 2023, upon the request by Ault Disruptive Technologies Company, LLC, a Delaware limited liability company (the “Sponsor”), and approval by the Company’s board of directors (the “Board”) until February 20, 2024 or a total of up to eight months after the current Termination Date of June 20, 2023, unless the closing of a business combination shall have occurred prior thereto (such proposal, the “Extension Amendment Proposal”);

2.	A proposal to amend the Charter pursuant to an amendment to the Charter to eliminate from the Charter the limitation that the Company may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” such proposal, the “Redemption Limitation Amendment Proposal” and, collectively with the Extension Amendment Proposal, the “Amendment Proposals”); and

3.	A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Amendment Proposals, or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Due to health concerns stemming from the COVID-19 pandemic, and to support the health and well-being of our stockholders, the special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting [•]. Please see “Questions and Answers about the Special Meeting — When and where is the special meeting?” and “Questions and Answers about the Special Meeting — How do I attend the virtual special meeting, and will I be able to ask questions?” for more information.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Charter provides that the Company has until June 20, 2023 to complete an initial business combination. Pursuant to the Charter, the Company previously extended the period of time to consummate a business combination by three months from the initial termination date of December 20, 2022 (the “Initial Termination Date”) to March 20, 2023. Subsequent to the extension of the Initial Termination Date, pursuant to the Charter, the Company extended the period of time to consummate a business combination by an additional three months to June 20, 2023. On March 8, 2023, we signed a non-binding letter of intent (the “Letter of Intent”) with a company that fits our investment criteria (the “LOI Target”). The LOI Target operates a pharmaceutical operations platform that optimizes the way the pharmaceutical industry manages data and maintains visibility of pharmaceutical products through all stages of the supply chain. However, no assurances can be made that the Company and the LOI Target will successfully negotiate and enter into a definitive agreement regarding a business combination. Any transaction would be subject to board and equity holder approval of both companies and other customary conditions. While the Company is currently working towards the execution of a definitive agreement with the LOI Target, the Board currently believes that there may not be sufficient time before June 20, 2023 to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

The affirmative vote of at least 65% of the Company’s then outstanding shares of common stock, par value $0.001 per share (“common stock”), then entitled to vote thereon as of the Record Date (as defined below) will be required to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting and entitled to vote thereon as of the Record Date.

In connection with the Amendment Proposals, stockholders who own shares of our common stock issued in our IPO (we refer to such stockholders as “Public Stockholders” and such shares as “Public Shares”) may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”), including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of how such Public Stockholders vote on the Amendment Proposals or if they vote at all. If either of the Amendment Proposals are approved by the requisite vote of stockholders and implemented, the remaining Public Stockholders will retain their right to redeem their shares of common stock upon consummation of our initial business combination if and when it is submitted to a vote of our stockholders, subject to any limitations set forth in the Charter, as amended. In addition, if the Extension Amendment Proposal is approved and implemented, the remaining Public Stockholders will be entitled to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

Based upon the amount held in the Trust Account as of the Record Date, which was $[•], the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the special meeting. The closing price of our common stock on NYSE American LLC (“NYSE American”) on [•], 2023, the Record Date of the special meeting, was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

In order to exercise your redemption rights, you must, prior to [•], on [•], 2023 (two business days before the special meeting), (i) submit a written request to our transfer agent that we redeem your Public Shares for cash and (ii) deliver your stock to our transfer agent physically or electronically through DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent (“transfer agent”), is listed under the question “Who can help answer my questions?” below. Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you: (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, we will not redeem Public Shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but neither is implemented, or (iii) the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded. In any of these scenarios, you will not receive cash for your Public Shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Company’s Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the form of amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any Public Shares. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by June 20, 2023.

Holders of units of the Company must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares even if they vote “FOR” the Amendment Proposals.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal is not approved, and the Company does not consummate an initial business combination by the Termination Date, as contemplated by our IPO prospectus and in accordance with our Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

Our Sponsor and our officers and directors (altogether the “Initial Stockholders”) have agreed to waive their redemption rights with respect to the shares of common stock initially purchased by the Sponsor in a private placement prior to the IPO (such shares are referred to as the “Founder Shares”) and their Public Shares in connection with a stockholder vote to approve an amendment to the Company’s Charter.

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.35 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.35 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time, that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If either Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before June 20, 2023, or, if the Extension Amendment Proposal is approved and implemented, the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date if the Extension Amendment Proposal is approved. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to redeem its Public Shares.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the approximately $[•] that was in the Trust Account as of the Record Date. In such event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the proposed amendment to the Charter with the Secretary of State of the State of Delaware. Assuming the Extension Amendment Proposal is approved, if our Board abandons the Redemption Limitation Amendment, Public Stockholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, Public Stockholders will not be entitled to exercise redemption rights.

The Board has fixed the close of business on [•], 2023 as the record date for the special meeting (the “Record Date”). Only stockholders of record on [•], 2023 are entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in this proxy statement.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

This proxy statement is dated [•], 2023 and is first being mailed to our stockholders on or about [•], 2023.

TABLE OF CONTENTS

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•	our ability to select an appropriate target business or businesses;

•	our ability to complete our initial business combination on attractive terms, or at all;

•	our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic (“COVID-19”) and economic uncertainty and volatility in the financial markets;

•	our expectations around the performance of the prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	actual and potential conflicts of interest relating to our management team, Sponsor or directors or any of their respective affiliates;

•	our ability to draw from the support and expertise of affiliates of our Sponsor;

•	our potential ability to obtain additional financing to complete our initial business combination on attractive terms, or at all;

•	our pool of prospective target businesses, including the location and industry of such target businesses;

•	the ability of our management team to generate a number of potential business combination opportunities;

•	failure to maintain the listing on, or the delisting of our securities from, NYSE American or an inability to have our securities listed on NYSE American or another national securities exchange following our initial business combination;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

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•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•	the Trust Account not being subject to claims of third parties; or

•	our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our Annual Report on Form 10-K for the period from February 22, 2021 (inception) through December 31, 2021 filed with the SEC on April 15, 2022 and subsequent periodic filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

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RISK FACTORS

You should consider carefully all of the risks described in our final prospectus dated December 15, 2021, filed with the SEC on December 16, 2021, our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on April 15, 2022, our subsequent Quarterly Reports on Form 10-Q and any other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem their Public Shares in connection with the Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares or our liquidation.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into law. The IRA provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases of stock by “covered corporations” beginning in 2023, with certain exceptions (the “Excise Tax”). We are a “covered corporation” for this purpose, and therefore are subject to the Excise Tax if we are treated as repurchasing our stock. Generally, the Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which the stock is repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions may apply to the Excise Tax. On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) published Notice 2023-2 to provide interim guidance on some aspects of the application of the Excise Tax, including with respect to redemptions and certain other transactions in which SPACs typically engage. However, certain aspects of the application of the Excise Tax remain unclear, and the interim guidance in the Notice are subject to change.

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Because the application of the Excise Tax is not entirely clear, any redemption or other repurchase effected by us, in connection with a business combination, extension vote or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax on a redemption of our shares of common stock or other stock issued by us would depend on a number of factors, including (i) whether the redemption is treated as a repurchase of stock for purposes of the Excise Tax, (ii) the fair market value of the redemption treated as a repurchase of stock in connection with our initial business combination, an extension or otherwise, (iii) the structure of the initial business combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with the initial business combination (or otherwise issued not in connection with the initial business combination but issued within the same taxable year of a redemption treated as a repurchase of stock) and (v) the content of regulations and other guidance from the U.S. Department of the Treasury. As noted above, the Excise Tax would be payable by us, and not by the redeeming holder, and the mechanics of any required payment of the Excise Tax have not yet been determined.

As described under “The Extension Amendment Proposal — Redemption Rights,” if the Termination Date (currently June 20, 2023) is extended, our Public Stockholders will have the right to require us to redeem their Public Shares. In order to mitigate the current uncertainty surrounding the implementation of the IRA, in the event that the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and implemented as described in this proxy statement, funds in the Trust Account, including any interest earned thereon, will not be used, now or in the future, to pay for any excise tax imposed under the IRA.

Consequently, a substantial risk remains that any redemptions may result in the Excise Tax to us, including in circumstances where we either engage in a business combination in 2023 in which we do not issue shares sufficient to offset the earlier redemptions or liquidate later in 2023. The imposition of the Excise Tax could cause a reduction in the cash available on hand to complete an initial business combination or for effecting redemptions and may affect our ability to complete an initial business combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete an initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-initial business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. The SEC has adopted certain rules and may in the future adopt other rules which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals described below.

In the event that the Amendment Proposals are approved and the proposed amendment to our Charter is effected, NYSE American may delist our securities from trading on its exchange following stockholder redemptions of Public Shares, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our common stock and units are listed on the NYSE American. Our public warrants are trading on the OTC Market. We are subject to compliance with NYSE American’s continued listing requirements in order to maintain the listing of our securities on NYSE American. Such continued listing requirements for our common stock include, among other things, the requirement to maintain at least 300 public holders, at least 200,000 publicly held shares and the total value of market capitalization of at least $50 million. Pursuant to the terms of our Charter, in the event the Amendment Proposals are approved and the proposed amendment to the Charter is effected, Public Stockholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with NYSE American’s continued listing requirements.

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We expect that if our common stock fails to meet NYSE American’s continued listing requirements, our units will also fail to meet NYSE American’s continued listing requirements for those securities. We cannot assure you that any of our common stock or units will be able to meet any of NYSE American’s continued listing requirements following any redemptions of our Public Shares. If our securities do not meet NYSE American’s continued listing requirements, NYSE American may delist our securities from trading on its exchange.

If NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our common stock and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on NYSE American, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

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The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other things, disclosures in SEC filings in connection with business combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential initial business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a Current Report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that does not complete its business combination within 24 months after the effective date of the IPO Registration Statement. Although the SPAC Rule Proposals, including the proposed safe harbor rule, have not yet been adopted, and may be adopted in a revised form, the SEC has indicated that there are serious questions concerning the applicability of the Investment Company Act to a SPAC that does not complete its initial business combination within the proposed time frame set forth in the proposed safe harbor rule. As indicated above, we completed our IPO in December 2021 and have operated as a blank check company searching for a target business with which to consummate a business combination since such time (or approximately 15 months after the effective date of our IPO, as of the date of this proxy statement). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. Such a claim can be made even prior to 24 months of the effective date of our IPO Registration Statement.

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If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted, including restrictions on the nature of our investments and restrictions on the issuance of securities. In addition, we would be subject to burdensome compliance requirements for which we have not allotted funds and may hinder our ability to complete an initial business combination, including registration as an investment company with the SEC, adoption of a specific form of corporate structure and reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to. As a result, if we were deemed to be an investment company under the Investment Company Act, we would expect to abandon our efforts to complete an initial business combination and liquidate the Trust Account. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The ability of our Public Stockholders to exercise redemption rights if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.

Pursuant to our Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved. The ability of our Public Stockholders to exercise such redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our common stock. As a result, you may be unable to sell your common stock even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders that elect to redeem their Public Shares if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2021 for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 20, 2021, the Company consummated its IPO of 11,500,000 units, of which 1,500,000 represents the full exercise by the underwriters’ of their over-allotment option (the “units”). Each unit consists of one share of common stock and three-fourths of one redeemable warrant. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $115,000,000. Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 7,100,000 private placement warrants, of which 600,000 private placement warrants represents the number sold as a result of the underwriters’ full exercise of the over-allotment option (the “private placement warrants”), at a price of $1.00 per warrant in a private placement to our Sponsor, generating gross proceeds to the Company of $7,100,000.

Following the closing of the IPO on December 20, 2021, an amount of $116,725,000 ($10.15 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private placement warrants was placed in the Trust Account. The Trust Account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (a) the consummation of the Company’s initial business combination, (b) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our Charter (i) to modify the substance or timing of our obligation to allow redemptions in connection with our initial business combination or certain amendments to our Charter prior thereto or to redeem 100% of our Public Shares if we do not consummate our initial business combination within 18 months following the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s Public Shares if the Company is unable to complete an initial business combination within the Combination Period (as defined below). Like most blank check companies, our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date is June 20, 2023 (the “Combination Period”). Our Board has determined that it is in the best interests of the Company and our stockholders to amend the Company’s Charter to extend the date we have to consummate a business combination to September 20, 2023, with the ability to further extend such date without stockholder approval to February 20, 2024 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

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What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.	Extension Amendment Proposal: A proposal to amend our Charter to extend the date by which the Company must consummate a business combination from June 20, 2023 (the date that is 18 months from the closing date of the IPO) to September 20, 2023 (the date that is 21 months from the closing date of the IPO) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after September 20, 2023, upon the request by the Sponsor and approval by the Board until February 20, 2024, or a total of up to eight months after the current Termination Date of June 20, 2023, unless the closing of a business combination shall have occurred prior thereto.

2.	Redemption Limitation Amendment Proposal: A proposal to amend the Charter pursuant to an amendment to the Charter to eliminate from the Charter the limitation that the Company may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

3.	Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Amendment Proposals, or if we determine that additional time is necessary to effectuate the Extension.

If the Extension Amendment Proposal is approved and implemented, we plan to hold a special meeting prior to the Extended Date in order to seek stockholder approval of an initial business combination and related proposals.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the Public Stockholders (provided that you are a stockholder on the Record Date for a meeting to consider a business combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

What is the purpose of the Extension Amendment Proposal?

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. While we are currently in active negotiations with respect to a business combination and have entered into the Letter of Intent with the LOI Target, the Board currently believes that there will not be sufficient time within the Combination Period to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

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What is the purpose of the Redemption Limitation Amendment Proposal?

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

What is the purpose of the Adjournment Proposal?

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension.

Why should I vote to approve the Extension Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders.

If the Extension Amendment Proposal is not approved or not implemented and we do not consummate an initial business combination by June 20, 2023, the Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by June 20, 2023, or, if the Extension Amendment Proposal is approved, the Extended Date.

The provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company believes that given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we are in active negotiations regarding a business combination and have entered into the Letter of Intent with the LOI Target, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction. The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and our stockholders.

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Why should I vote to approve the Redemption Limitation Amendment Proposal?

Stockholders are entitled to exercise redemption rights in connection with the proposals to be voted on at the special meeting. Under the Charter, we cannot consummate an initial business combination unless we have net tangible assets of at least $5,000,001 upon consummation of an initial business combination.

The Company believes that these limitations, which may prevent us from completing an initial business combination, are not needed. The purpose of such limitation was initially to ensure that our common stock was not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such common stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met.

In connection with the Amendment Proposals, Public Stockholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of how such Public Stockholders vote on the Amendment Proposals or if they vote at all. If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if redemptions of Public Shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, as provided in the Charter.

Liquidation of the Trust Account is a fundamental obligation of the Company to the Public Stockholders and the Company is not proposing, and will not propose, to change that obligation to the Public Stockholders. If holders of Public Shares do not elect to redeem their Public Shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete its initial business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal but expresses no opinion as to whether you should redeem your Public Shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension if our stockholders do not approve the Extension Amendment Proposal. Additionally, if the Extension is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, we are not permitted to redeem our shares of common stock in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our shares of common stock in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

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Additionally, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the proposed amendment to the Charter with the Secretary of State of the State of Delaware. Assuming the Extension Amendment Proposal is approved, if our Board abandons the Redemption Limitation Amendment, Public Stockholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, Public Stockholders will not be entitled to exercise redemption rights with respect to the Amendment Proposals.

When would the Board abandon the Redemption Limitation Amendment Proposal?

Our Board will abandon the Redemption Limitation Amendment Proposal if stockholders do not approve the Redemption Limitation Amendment Proposal, or if stockholders approve the Redemption Limitation Amendment Proposal but do not approve the Extension Amendment Proposal. Additionally, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the proposed amendment to the Charter with the Secretary of State of the State of Delaware. Assuming the Extension Amendment Proposal is approved, if our Board abandons the Redemption Limitation Amendment, Public Stockholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, Public Stockholders will not be entitled to exercise redemption rights with respect to the Amendment Proposals.

Who owns the Sponsor?

The Company’s sponsor is Ault Disruptive Technologies Company, LLC, a Delaware limited liability company. The Sponsor currently owns 2,875,000 shares of common stock and [•] private placement warrants. The Sponsor is a wholly owned subsidiary of Ault Alliance, Inc. (“Ault Alliance”, formerly known as BitNile Holdings, Inc.). Milton C. (Todd) Ault III, our Chairman of the Board, is also the Executive Chairman of Ault Alliance. By virtue of his relationship, Ault Alliance and Mr. Ault may be deemed to beneficially own the securities owned directly by the Sponsor. Mr. Ault disclaims any such beneficial interest except to the extent of his pecuniary interest.

How do the Company insiders intend to vote their shares?

The Initial Stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of both of the Amendment Proposals.

The Initial Stockholders are not entitled to redeem the Founder Shares or any Public Shares held by them. On the Record Date, the Initial Stockholders beneficially owned and were entitled to vote 2,876,200 shares of common stock, which represents 20.01% of the Company’s issued and outstanding common stock.

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In addition, the Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their Public Shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the Company’s Sponsor, director, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to approve the Extension Amendment Proposal?

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the Record Date.

What vote is required to approve the Redemption Limitation Amendment Proposal?

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the Record Date.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the special meeting and entitled to vote thereon as of the Record Date.

What if I want to vote against or do not want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

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What happens if the Extension Amendment Proposal is not approved or not implemented?

If the Extension Amendment Proposal is not approved or not implemented and we do not consummate an initial business combination by June 20, 2023, the Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by June 20, 2023, or, if the Extension Amendment Proposal is approved, the Extended Date.

The Initial Stockholders and their permitted transferees have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares held by it or them, as applicable, if the Company fails to complete an initial business combination by June 20, 2023, or, if the Extension Amendment Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of common stock they hold if the Company fails to complete its initial business combination by the applicable deadline. The Company will pay the costs of liquidation from up to $50,000 of interest from the Trust Account and its remaining assets outside of the Trust Account, if any.

What happens if the Redemption Limitation Amendment Proposal is not approved or not implemented?

If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would cause us to have less than $5,000,001 of net tangible assets. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the amendments set forth in Annex A hereto and we will not redeem any Public Shares. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by June 20, 2023.

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If the Extension Amendment Proposal and Redemption Limitation Amendment Proposal are approved, what happens next?

The Company is continuing its efforts to complete an initial business combination. The Company is seeking approval of the Extension because the Company may not be able to complete an initial business combination prior to June 20, 2023. If the Extension Amendment Proposal is approved and the Extension is implemented, the Company expects to continue working towards the execution of a definitive initial business combination agreement and seeking stockholder approval of an initial business combination. If stockholders approve such initial business combination, the Company expects to consummate an initial business combination as soon as possible following stockholder approval and satisfaction of the other conditions to the consummation of an initial business combination.

If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will file the proposed amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. Upon approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal by the required number of votes, or approval of the Extension Amendment Proposal by the required number of votes in the event the Redemption Limitation Amendment Proposal is not approved or not implemented and as a result of the redemptions, the Redemption Limitation is not reached, we plan to proceed with the Extension. The Company will remain a reporting company under the Exchange Act, and its units, shares of common stock and public warrants will remain publicly traded. However, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing the proposed amendment to the Charter with the Secretary of State of the State of Delaware. Assuming the Extension Amendment Proposal is approved, if our Board abandons the Redemption Limitation Amendment, Public Stockholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, Public Stockholders will not be entitled to exercise redemption rights with respect to the Amendment Proposals.

If either of the Amendment Proposals is approved and implemented, any removal of any Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of shares of common stock held by the Sponsor through its Founder Shares. If the Redemption Limitation Amendment Proposal is approved and implemented, the Company will redeem Public Shares irrespective of the prior Redemption Limitation. Only if the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if redemptions of shares of common stock cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, as provided in the Charter.

If (i) the Amendment Proposals are approved and we amend our Charter, or (ii) the Redemption Limitation is exceeded, will our securities remain listed on NYSE American following stockholder redemptions?

Our common stock and units are listed on NYSE American. Our public warrants are trading on the OTC Market. We are subject to compliance with NYSE American’s continued listing requirements in order to maintain the listing of our securities on NYSE American. Such continued listing requirements for our common stock include, among other things, the requirement to maintain at least 300 public holders, at least 200,000 publicly held shares and the total value of market capitalization of at least $50 million. Pursuant to the terms of our Charter, in connection with the Amendment Proposals, Public Stockholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with NYSE American’s continued listing requirements.

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If our securities do not meet NYSE American’s continued listing requirements, NYSE American may delist our securities from trading on its exchange. If NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another approved national securities exchange, we expect that such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including: (i) a limited availability of market quotations for our securities, (ii) reduced liquidity for our securities, (iii) a determination that our common stock is a “penny stock” which will require brokers trading in our common stock to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for our securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) a less attractive acquisition vehicle to a target business in connection with an initial business combination.

When and where is the special meeting?

The special meeting will be held at [•], on [•], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting [•] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing [•] (toll-free within the United States and Canada) or [•] (outside of the United States and Canada, standard rates apply). The pin number for telephone access is [•], but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the COVID-19 pandemic, the special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent. The form contains instructions on how to attend the virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the transfer agent at the phone number or e-mail address below. The transfer agent support contact information is as follows: [•], or email [•].

You can pre-register to attend the virtual meeting starting [•] at [•], (five business days prior to the special meeting date). Enter the URL address into your browser at [•], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders who own their investments through a bank or broker will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. The transfer agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing [•], within the U.S. and Canada, or [•], (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [•]. If you attend the special meeting telephonically by dialing the phone number listed above, you will not be able to vote or enter questions during the special meeting, you will only have the ability to listen to the special meeting.

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How do I vote?

If you are a holder of record of Company common stock you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141, Attn: David Katzoff, Vice President of Finance. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, and abstentions for each of the proposals. A stockholder’s failure to vote by proxy or to vote online at the special meeting will not be counted towards the number of shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote will have the same effect as a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items. Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

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What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person (including virtually) or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the special meeting shall constitute a quorum. As of the Record Date for the special meeting, 7,187,501 shares of our common stock would be required to achieve a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock at the close of business on [•], 2023 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the Record Date, 14,375,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares or units were registered directly in your name with our transfer agent then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What happens if I sell my Public Shares or units before the special meeting?

The [•], 2023 Record Date is earlier than the date of the special meeting. If you transfer your Public Shares, including those shares held as a constituent part of our units, after the Record Date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your Public Shares prior to the Record Date, you will have no right to vote those shares at the special meeting. If you acquire your Public Shares after the Record Date, you will still have an opportunity to redeem them if you so decide.

What interests do the Company’s directors and executive officers have in the approval of the Amendment Proposals?

The Company’s directors and executive officers have interests in the Amendment Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Founder Shares, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers.”

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Where will I be able to find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the special meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the special meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

What if I object to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved or not implemented?

If the Extension Amendment Proposal is not approved or not implemented and we do not consummate an initial business combination by June 20, 2023, the Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by June 20, 2023, or, if the Extension Amendment Proposal is approved, the Extended Date.

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company expects to continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my Public Shares?

In order to exercise your redemption rights, you must, prior to [•], on [•], 2023 (two business days before the special meeting), (i) submit a written request to our transfer agent that we redeem your Public Shares for cash, and (ii) deliver your stock to our transfer agent physically or electronically through DTC. The address of our transfer agent is listed under the question “Who can help answer my questions?” below. Pursuant to our Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you: (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).

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Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Additionally, we will not redeem Public Shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but neither is implemented, or (iii) the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded. In any of these scenarios, you will not receive cash for Public Shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Company’s Sponsor, may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the proposed amendments in the form set forth in Annex A hereto and we will not redeem any Public Shares. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by June 20, 2023.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for the Amendment Proposals or whether they vote at all.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

If your Public Shares are not redeemed in connection with the Amendment Proposals, and assuming you are a stockholder as of the Record Date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination with respect to the Public Shares you hold as of such Record Date. If you disagree with an initial business combination, you will retain your right to redeem your Public Shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter.

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Will you seek any further extensions to liquidate the Trust Account?

Other than the Extension until the Extended Date, as described in this proxy statement, we do not currently anticipate seeking any further extension to consummate an initial business combination, although we may determine to do so in the future.

How are the funds in the Trust Account currently being held?

With respect to the regulation of SPACs like the Company, on March 30, 2022, the SEC issued the SPAC Rule Proposals relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s IPO, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), the Company may, at any time, instruct Continental Stock Transfer & Trust Company (the “Trustee”) to hold all funds in the Trust Account as cash items (which may be interest bearing to the extent permitted by the Trustee and the applicable rules of the SEC) until the earlier of the consummation of an initial business combination and the liquidation of the Company.

If I am a unitholder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the units. See “How do I redeem my Public Shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

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Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali a fee of $27,500. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Ault Disruptive Technologies Corporation
11411 Southern Highlands Parkway, Suite 240
Las Vegas, Nevada 89141
Attn: David Katzoff, Vice President of Finance

If you are a holder of Public Shares and you intend to seek redemption of your Public Shares, you will need to deliver your Public Shares (either physically or electronically) to the transfer agent at the address below prior to [•], on [•], 2023 (two business days prior to the special meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902

Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ADRT.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at [•], on [•], 2023. The special meeting will be held virtually, at [•]. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.	Extension Amendment Proposal: A proposal to amend our Charter to extend the date by which the Company must consummate a business combination from June 20, 2023 (the date that is 18 months from the closing date of the IPO) to September 20, 2023 (the date that is 21 months from the closing date of the IPO) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after September 20, 2023, upon the request by the Sponsor and approval by the Board until February 20, 2024, or a total of up to eight months after the current Termination Date of June 20, 2023, unless the closing of a business combination shall have occurred prior thereto.

2.	Redemption Limitation Amendment Proposal: A proposal to amend the Charter pursuant to an amendment to the Charter to eliminate from the Charter the limitation that the Company may not redeem Public Shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

3.	The Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Amendment Proposals, or if we determine that additional time is necessary to effectuate the Extension.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on [•], 2023, the Record Date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the Record Date, there were 14,375,000 outstanding shares of common stock, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Quorum and Vote of Stockholders

The presence, in person or by proxy, of the holders of shares of outstanding capital stock of the Company representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the special meeting shall constitute a quorum. As of the Record Date for the special meeting, 7,187,501 shares of our common stock would be required to achieve a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

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Votes Required

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the Record Date.

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the Record Date.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the common stockholders present in person (including virtually) or represented by proxy at the special meeting and entitled to vote thereon as of the Record Date.

If you do not want any of the proposals to be approved, you should vote against such proposals. A stockholder’s failure to vote by proxy or to vote in person at the special meeting will not be counted towards the number of shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote will have the same effect as a vote “AGAINST” each of the Amendment Proposals but will have no effect on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established and will have the same effect as a vote “AGAINST” each of the Amendment Proposals but will have no effect on the Adjournment Proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Milton C. (Todd) Ault III, William B. Horne and Henry C.W. Nisser to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

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Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” both the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to ADRT.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with David Katzoff, Vice President of Finance, at Ault Disruptive Technologies Corporation, 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali a fee of $27,500. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

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Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902

Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ADRT.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141. Our telephone number at such address is (949) 444-5464.

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THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on February 22, 2021. In connection with our formation, we issued an aggregate of 2,875,000 Founder Shares to our Sponsor for an aggregate purchase price of $25,000.

On December 20, 2021, we consummated our IPO of 10,000,000 units. Simultaneously with the closing of our IPO on December 20, 2021, we consummated the full exercise of the underwriters’ 1,500,000 unit over-allotment option. Each unit consists of one share of common stock and three-fourths of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share of common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating gross proceeds of $115,000,000, which includes the full exercise of the underwriters’ over-allotment option. Simultaneously with the consummation of the IPO, we completed the private sale of an aggregate of 6,500,000 private placement warrants to our Sponsor at a price of $1.00 per warrant, generating gross proceeds of $6,500,000. Simultaneously with the consummation of the full exercise of the underwriters’ over-allotment option, we completed the private sale of an additional 600,000 private placement warrants to our Sponsor at a price of $1.00 per warrant, generating additional gross proceeds of $600,000.

A total of $116,725,000 of the net proceeds from our IPO (including the over-allotment) and the private placement with the Sponsor were deposited in the Trust Account established for the benefit of the Company’s Public Stockholders.

The Extension Amendment Proposal

The Company is proposing to amend its Charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination.

We are currently in active negotiations with respect to a business combination and have entered into the Letter of Intent with the LOI Target. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

If the Extension Amendment Proposal is not approved and the Company has not consummated an initial business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the Combination Period.

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A copy of the form of the amendment to the Company’s Charter is attached to this proxy statement as Annex A.

Reasons for the Extension Amendment Proposal

The Charter provides that we have until June 20, 2023, to complete an initial business combination. Pursuant to the Charter, the Company previously extended the period of time to consummate a business combination by three months from the Initial Termination Date of December 20, 2022 to March 20, 2023. Subsequent to the extension of the Initial Termination Date, pursuant to the Charter, the Company extended the period of time to consummate a business combination by an additional three months to June 20, 2023. On March 8, 2023, the Company entered into the Letter of Intent with the LOI Target, which operates a pharmaceutical operations platform that optimizes the way the pharmaceutical industry manages data and maintains visibility of pharmaceutical products through all stages of the supply chain, pursuant to which the Company will acquire 100% of the outstanding equity interests of the LOI Target (the “Transaction”). Consummation of the Transaction shall be subject to the execution of a mutually satisfactory definitive agreement by the Company and the LOI Target. Pursuant to the Letter of Intent, the parties have entered into a period of exclusivity in order to negotiate the Company’s acquisition of the LOI Target wherein, among other things, the Company agreed not to solicit, negotiate, conduct or commit to conduct any Competing Transaction (as defined in the Letter of Intent). While the Company is currently working towards the execution of a definitive agreement with the LOI Target, the Board has determined that there may not be sufficient time before June 20, 2023 to hold a special meeting to obtain stockholder approval of and consummate an initial business combination. Accordingly, the Board believes that in order to be able to successfully complete an initial business combination, it is appropriate to continue the Company’s existence until the Extended Date. The Board believes that an initial business combination is in the best interests of the Company and our stockholders. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must complete an initial business combination to the Extended Date.

If the Extension Amendment Proposal is not approved or not implemented and we do not consummate an initial business combination by June 20, 2023, the Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by June 20, 2023, or, if the Extension Amendment Proposal is approved, the Extended Date.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, and our belief that an initial business combination is in the best interest of the Company and our stockholders, the Extension is warranted.

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The purpose of the Extension Amendment Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and our stockholders. A copy of the form of the proposed amendment to the Charter is attached to this proxy statement as Annex A.

You are not being asked to vote on an initial business combination at this time. If either of the Amendment Proposals is approved and implemented and you do not elect to redeem your Public Shares in connection with the Amendment Proposals, you will retain the right to vote on an initial business combination if and when such transaction is submitted to stockholders and the right to redeem your Public Shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the applicable deadline. If an initial business combination is not consummated by the Extended Date, assuming the Extension is implemented, the Company will redeem its Public Shares.

If the Extension Amendment Proposal is Not Approved or Not Implemented

If the Extension Amendment Proposal is not approved or not implemented and we do not consummate an initial business combination by June 20, 2023, the Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by June 20, 2023, or, if the Extension Amendment Proposal is approved, the Extended Date.

The Initial Stockholders have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Founder Shares and private placement warrants held by it or them, as applicable, if the Company fails to complete an initial business combination by June 20, 2023, or, if the Extension Amendment Proposal is approved, the Extended Date, although they will be entitled to liquidating distributions from the Trust Account with respect to any shares of common stock that are not Founder Shares which they hold if the Company fails to complete its initial business combination by the applicable deadline. The Company will pay the costs of liquidation from up to $50,000 of interest from the Trust Account and its remaining assets outside of the Trust Account, if any.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company plans to file the proposed amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth on Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, shares of common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

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However, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the proposed amendment to the Charter with the Secretary of State of the State of Delaware. Assuming the Extension Amendment Proposal is approved, if our Board abandons the Redemption Limitation Amendment, Public Stockholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, Public Stockholders will not be entitled to exercise redemption rights with respect to the Amendment Proposals.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved and implemented, and the amount remaining in the Trust Account may be significantly less than the approximately $[•] that was in the Trust Account as of the Record Date. If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not proceed with the Extension if the number of redemptions of our Public Shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, as provided in the Charter.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each Public Stockholder may seek to redeem his, her or its Public Shares. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Amendment Proposals will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO [•], ON [•], 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

In order to exercise your redemption rights, you must, prior to [•], on [•], 2023 (two business days before the special meeting), (i) submit a written request to our transfer agent that we redeem your Public Shares for cash and (ii) deliver your stock to our transfer agent physically or electronically through DTC. The address of our transfer agent is listed under the question “Who can help answer my questions?” above. Pursuant to the Charter, a Public Stockholder may request that the Company redeem all or a portion of such Public Stockholder’s Public Shares for cash if either Amendment Proposal is approved and implemented. You will be entitled to receive cash for any Public Shares to be redeemed only if you: (a) hold Public Shares or (b) hold Public Shares as part of units and elect to separate such units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares and (c) such redemption would not result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) of less than $5,000,001 (unless the Redemption Limitation Amendment Proposal is approved and implemented).

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Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Amendment Proposals. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” above.

Additionally, we will not redeem Public Shares if (i) neither Amendment Proposal is approved, (ii) either Amendment Proposal is approved, but neither is implemented or (iii) the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded. In any of these scenarios, you will not receive cash for Public Shares. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Company’s Sponsor, may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the proposed amendments set forth in Annex A of the accompanying proxy statement and we will not redeem any Public Shares. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by June 20, 2023.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying Public Shares and public warrants in order to exercise redemption rights with respect to the Public Shares, so you should contact your broker, bank or other nominee or intermediary. Public Stockholders may elect to redeem all or a portion of their Public Shares regardless of whether they vote for the Amendment Proposals or if they vote at all.

Through the Deposit/Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to the vote on the Amendment Proposals will not be redeemed for cash held in the Trust Account. In the event that a Public Stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Amendment Proposals are not approved, these shares will not be redeemed in connection with the Amendment Proposals and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Amendment Proposals will not be approved.

The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to approval of either Amendment Proposal, including any interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. Based upon the amount held in the Trust Account as of the Record Date, which was $[•], the Company estimates that the per-share price at which Public Shares may be redeemed from cash held in the Trust Account will be approximately $[•] at the time of the special meeting. The closing price of our common stock on NYSE American on [•], 2023, the Record Date of the special meeting, was $[•]. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote on the Amendment Proposals. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Amendment Proposals would receive payment of the redemption price for such shares soon after the approval of the Amendment Proposals.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	if the Extension Amendment Proposal is not approved or not implemented and we do not consummate an initial business combination by June 20, 2023, the 2,875,000 Founder Shares held by the Sponsor will be worthless (as the Sponsor has waived liquidation rights with respect to such shares), as will the [•] private placement warrants held by the Sponsor;

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•	our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.35 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.35 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our Company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses;

•	any rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension Amendment Proposal is not approved or not implemented and no initial business combination is completed by June 20, 2023, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	the Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension Amendment Proposal is not approved or not implemented and we do not consummate an initial business combination by June 20, 2023, they will not have any claim against the Trust Account for reimbursement so that the Company will most likely be unable to reimburse such expenses;

•	we have entered into an Administrative Support Agreement pursuant to which we pay an affiliate of our Sponsor a total of $10,000 per month, until the earlier of the Company’s consummation of an initial business combination or the Company’s liquidation, for office space, utilities, secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees; and

•	in order to finance transaction costs in connection with an initial business combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes an initial business combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that an initial business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. Up to $1,500,000 of the Working Capital Loans may be converted into warrants, at a price of $1.00 per warrant at the option of the lender, upon consummation of the initial business combination. The warrants would be identical to the Sponsor’s private placement warrants.

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U.S. Federal Income Tax Considerations

The following discussion is a summary of the material U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and (ii) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith), including with respect to any Public Shares held through the units (and including alternative characterizations of the units).

This discussion is limited to Holders that hold their Public Shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a Holder’s particular circumstances, including the impact of the alternative minimum tax or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to Holders subject to special rules, including, without limitation:

•	banks;

•	certain financial institutions;

•	regulated investment companies or real estate investment trusts;

•	insurance companies;

•	brokers, dealers or traders in securities;

•	traders in securities that elect mark to market;

•	tax-exempt organizations or governmental organizations;

•	U.S. expatriates or former citizens or long-term residents of the United States;

•	persons that hold their Public Shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	persons that actually or constructively own ten percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

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•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•	persons deemed to sell the Company’s Public Shares under the constructive sale provisions of the Code;

•	the Sponsor, its affiliates, or any person owning a direct or indirect interest in the Sponsor, and any person that owns Founder Shares or private placement warrants;

•	except as specifically provided below, persons that actually or constructively own five percent or more (by vote or value) of any class of shares of the Company;

•	persons who acquired their Public Shares pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans; and

•	“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds.

If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Public Shares, the tax treatment of an owner of such an entity or arrangement will depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding Public Shares and the owners in such entities or arrangements should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and the exercise of redemption rights with respect to their Public Shares in connection therewith.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Stockholders

A Public Stockholder who does not elect to redeem their Public Shares (including any Public Stockholder who votes in favor of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal) will continue to own its Public Shares, and should not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

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Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•	a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code.

If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder should be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of Public Shares generally should be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Public hares which could be acquired pursuant to the exercise of public warrants.

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In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Public Shares). Prior to the completion of an initial business combination, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not apply. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares should be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “—Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess should be treated as gain realized on the sale of Public Shares and should be treated as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.”

Any dividends received by corporate U.S. Holders should be taxable at regular corporate tax rates and should generally be eligible for the dividends received deduction if the requisite holding period is satisfied. With respect to non-corporate U.S. Holders and with certain exceptions, dividends may be “qualified dividend income,” which is currently taxed at the lower applicable long-term capital gain rate provided that the U.S. Holder satisfies certain holding period requirements and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property. It is unclear whether the redemption rights with respect to the Company’s Public Shares may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then non-corporate U.S. Holders may be subject to tax on such dividends at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

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Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “—Generally,” a U.S. Holder generally should recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally should be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Company’s Public Shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders generally should be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding should not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual;

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•	a foreign corporation; or

•	a foreign estate or trust.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally.” If such a redemption qualifies as a sale of Public Shares, the U.S. federal income tax consequences to the Non-U.S. Holder should be as described below under “—Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of Public Shares, the Non-U.S. Holder should be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “—Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s Public Shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of Public Shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%) of the gross amount of the dividends (or such lower rate specified by an applicable income tax treaty, provided the Non-U.S. Holder furnishes a valid IRS Form W-8BEN or W-8BEN-E (or other applicable documentation) certifying qualification for the lower treaty rate). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty. In addition, if we determine that we are likely to be classified as a “United States real property holding corporation” (see “—Taxation of Redemption as a Sale of Public Shares” below), the Company will withhold fifteen percent (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits, including a distribution in redemption of Public Shares.

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If dividends paid to a Non-U.S. Holder are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Non-U.S. Holder will be exempt from the U.S. federal withholding tax described above. To claim the exemption, the Non-U.S. Holder must furnish to the applicable withholding agent a valid IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States.

Any such effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected dividends, as adjusted for certain items. Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally should not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of Public Shares that is treated as a sale as described above under “—Generally,” unless:

(i)	the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

(ii)	the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition and certain other requirements are met; or

(iii)	the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held Public Shares and, in the case where the Company’s Public Shares are treated as regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than five percent (5%) of the Company’s Public Shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the Public Shares. There can be no assurance that the Company’s Public Shares will be treated as regularly traded on an established securities market for this purpose.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular graduated rates applicable to a U.S. Holder, unless an applicable income tax treaty provides otherwise. A Non-U.S. Holder that is a corporation also may be subject to a branch profits tax at a rate of thirty percent (30%) (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.

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If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation at the relevant time.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of dividends on, and the proceeds from a sale of, Public Shares. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends (including constructive dividends) on Public Shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied by, or an exemption applies to, the payee (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such withholding taxes, and a Non-U.S. Holder might be required to file a U.S. federal income tax return to claim such refunds or credits. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition Public Shares on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of Public Shares.

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Required Vote

Approval of the Extension Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the Record Date. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have the same effect as a vote “AGAINST” the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or not implemented and we do not consummate an initial business combination by June 20, 2023, the Charter provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by June 20, 2023, or, if the Extension Amendment Proposal is approved, the Extended Date.

The Sponsor and all of the Company’s directors, officers and their affiliates are expected to vote any shares of common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Initial Stockholders beneficially owned and were entitled to vote 2,876,200 shares of common stock, representing 20.01% of the Company’s issued and outstanding shares of common stock.

In addition, the Sponsor and the Company’s directors, officers or advisors, or any of their respective affiliates, may purchase Public Shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the Record Date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the Company’s Sponsor, director, officers, advisors or their affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Background

Section 9.2(a) of the Company’s Charter provides the following:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as (after such redemption), the Corporation’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds the Corporation as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination either immediately prior to or upon consummation of the initial Business Combination and after payment of underwriters’ fees and commissions (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

Section 9.2(e) of the Company’s Charter provides the following:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.”

Section 9.2(f) of the Company’s Charter provides the following:

“(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.”

Section 9.7 of the Company’s Charter provides the following:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) with respect to any other provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.”

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The purpose of the Redemption Limitation requirements (set forth in the underlined text above) was to ensure that the Company will not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The Company is proposing to amend its Charter to remove the Redemption Limitation requirements underlined above. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on the NYSE American (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in the Exchange Rule as a result of its securities being listed on the NYSE American.

Rule 419 blank check companies and “penny stock” issuers

Because the net proceeds of the IPO were being used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed a “blank check company”. Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the underlined language in the sections of the Charter, as reproduced above, was to ensure that through the consummation of an initial business combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

Reliance on the Exchange Rule

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on the NYSE American and have been since the consummation of its IPO. The Company believes that the NYSE American has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation is unnecessary.

Reasons for the Amendment

Stockholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal to the Charter which, in the judgment of the Board, may facilitate the consummation of an initial business combination. The Charter limits the Company’s ability to consummate an initial business combination, or to redeem Public Shares in connection with an initial business combination, if it would cause the Company to have less than $5,000,001 in net tangible assets.

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The purpose of such limitation was initially to ensure that the Company’s common stock was not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such common stock failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved or not implemented and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of an initial business combination, the Charter would prevent the Company from being able to consummate an initial business combination even if all other conditions to closing are met. If the Redemption Limitation Amendment Proposal is approved and implemented, the Charter would be amended to delete the Redemption Limitation language that is noted in the underlined text above from the Charter. See the section entitled “—Background” above for more information.

The Charter also entitles stockholders of the Company to redemption rights if the Company seeks to amend the Charter to extend the period of time to complete an initial business combination or makes certain other changes to provisions governing pre-initial business combination activity. Redemption rights are limited, however, and any such amendment would be voided if the net tangible assets redemption limit cannot be satisfied. As discussed above, the Company believes that the net tangible assets limitation may be removed from the Charter. The proposed form of amendment to the Charter set forth in Annex A to this proxy statement would remove this limitation with respect to redemption rights in connection with Charter amendments as well.

The Redemption Limitation Amendment

We are proposing to amend the Charter as set forth in the proposed form of amendment to the Charter set forth in Annex A of this proxy statement to eliminate from the Charter the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect any redemptions in connection with the special meeting irrespective of whether such redemptions would exceed the Redemption Limitation.

If the Redemption Limitation Amendment Proposal Is Approved

If the Redemption Limitation Amendment Proposal is approved and implemented (and the Extension Amendment Proposal is also approved and implemented), we plan to file the proposed form of amendment to the Charter set forth in Annex A with the Secretary of State of the State of Delaware and redeem Public Shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation. However, notwithstanding the approval of the Amendment Proposals, our Board may decide to abandon the Amendment Proposals at any time and for any reason prior to the effectiveness of the filing of the proposed amendment to the Charter with the Secretary of State of the State of Delaware. Assuming the Extension Amendment Proposal is approved, if our Board abandons the Redemption Limitation Amendment, Public Stockholders will not have their Public Shares redeemed if the Redemption Limitation is exceeded. If our Board abandons both of the Amendment Proposals, Public Stockholders will not be entitled to exercise redemption rights with respect to the Amendment Proposals.

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If the Redemption Limitation Amendment Proposal Is Not Approved or Not Implemented

If the Redemption Limitation Amendment Proposal is not approved or not implemented, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved or not implemented and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid the Redemption Limitation, which may include, at our and our Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees and (b) entering into non-redemption agreements with certain of our significant stockholders. If the Redemption Limitation Amendment Proposal is not approved or not implemented and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the proposed form of amendment to the Charter set forth in Annex A of the accompanying proxy statement and we will not redeem any Public Shares. In such case, Public Shares which a Public Stockholder elects to redeem but which are not redeemed shall be returned to such Public Stockholder or such Public Stockholder’s account and such Public Stockholder will retain the right to have their Public Shares redeemed for cash if the Company has not completed an initial business combination by June 20, 2023.

Redemption Rights

If the Redemption Limitation Amendment Proposal is approved, and the Redemption Limitation Amendment is implemented, each Public Stockholder may seek to redeem his, her or its Public Shares. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Amendment Proposals will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

See “The Extension Amendment Proposal — Redemption Rights” and “— U.S. Federal Income Tax Consideration — Tax Treatment of Redeeming Stockholders” for more information.

Vote Required for Approval

Approval of the Redemption Limitation Amendment Proposal requires the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Company’s common stock entitled to vote thereon as of the Record Date. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have the same effect as a vote “AGAINST” the Redemption Limitation Amendment Proposal.

Interests of the Sponsor and the Company’s Directors and Officers

See “The Extension Amendment Proposal — Interests of the Sponsor and the Company’s Directors and Officers” for more information.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the Redemption Limitation Amendment.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE REDEMPTION LIMITATION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the Adjournment Proposal. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the special meeting.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of [•], 2023, the Record Date of the special meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 14,375,000 shares of common stock issued and outstanding as of [•], 2023, consisting of 11,500,000 shares of common stock (including 848,812 shares of common stock underlying the units) and 2,875,000 Founder Shares.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Directors and Officers
Milton C. (Todd) Ault III	2,876,200(2)	20.01%
William B. Horne	-	-
Henry C.W. Nisser	-	-
Kenneth S. Cragun	-	-
David Katzoff	-	-
Jeffrey A. Bentz	-	-
Mark Gustafson	-	-
Mark Nelson	-	-
Robert O. Smith	-	-
All officers and directors as a group (nine individuals)	2,876,200	20.01%
5% Stockholders
Ault Disruptive Technologies Company, LLC(3)	2,875,000(4)	20.00%
Lighthouse Investment Partners, LLC(5)	1,216,423	8.46%
Saba Capital Management, L.P.(6)	725,506	5.05%

__________________________

* less than 1%.

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Ault Disruptive Technologies Corporation, 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141.

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(2)	Represents (i) 2,875,000 Founder Shares and (ii) 1,200 shares of common stock held directly by Ault Lending, LLC, a wholly owned subsidiary of Ault Alliance. Mr. Ault is the Executive Chairman of Ault Alliance. By virtue of this relationship, Ault Alliance and Mr. Ault may be deemed to beneficially own the securities owned directly by Ault Lending, LLC. Mr. Ault disclaims any such beneficial interest except to the extent of his pecuniary interest.

(3)	Ault Disruptive Technologies Company, LLC, the Sponsor, is the record holder of the securities reported herein. The Sponsor is a wholly owned subsidiary of Ault Alliance. Milton C. (Todd) Ault III is the Executive Chairman of Ault Alliance. By virtue of this relationship, Ault Alliance and Mr. Ault may be deemed to beneficially own the securities owned directly by the Sponsor. Mr. Ault disclaims any such beneficial interest except to the extent of his pecuniary interest.

(4)	Represents Founder Shares.

(5)	According to a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf Lighthouse Investment Partners, LLC, a Delaware limited liability company (“Lighthouse”), with respect to shares of common stock owned by MAP 136 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 136”), MAP 204 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 204”), MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 214”), and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC (“Shaolin”). Lighthouse serves as the investment manager of MAP 136, MAP 204, MAP 214 and Shaolin. Lighthouse may be deemed to beneficially own, and to have the power to vote or direct the vote of, and the power to direct the disposition of the shares of common stock owned directly by MAP 136, MAP 204, MAP 214 and Shaolin. Lighthouse, MAP 136, MAP 204, MAP 214 and Shaolin shares beneficial ownership of the shares reported. The business address of Lighthouse, MAP 136, MAP 204, MAP 214 and Shaolin is 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, Florida 33410.

(6)	According to a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP, LLC, a Delaware limited liability company (“Saba GP”) and Mr. Boaz R. Weinstein (collectively with Saba Capital and Saba GP, “Saba”). Saba shares beneficial ownership of the shares reported. The business address of Saba is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

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DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by writing the Company at the Company’s principal executive offices at 11411 Southern Highlands Parkway, Suite 240, Las Vegas, Nevada 89141, Attn: David Katzoff, Vice President of Finance.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Ault Disruptive Technologies Corporation
11411 Southern Highlands Parkway, Suite 240
Las Vegas, Nevada 89141
Attn: David Katzoff, Vice President of Finance

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902

Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ADRT.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•], 2023 (one week prior to the date of the special meeting).

50

Annex A

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AULT DISRUPTIVE TECHNOLOGIES CORPORATION

[•], 2023

Ault Disruptive Technologies Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify:

1. The name of the corporation is: Ault Disruptive Technologies Corporation.

2. The original certificate of incorporation of the Corporation was filed with the Secretary of State of Delaware on February 22, 2021, and amended and restated and filed with the Secretary of State of the State of Delaware on December 15, 2021 (as amended and restated, the “Certificate of Incorporation”).

3. This Certificate of Amendment to the Certificate of Incorporation (the “Amendment”) was duly proposed, adopted and approved by the Corporation’s board of directors and by the affirmative vote of holders of 65% of the Corporation’s outstanding common stock entitled to vote in accordance with the applicable provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

4. This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

5. Section 9.1(b) of Article IX of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 5, 2021 (as amended or supplemented, the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $50,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the consummation of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by September 20, 2023 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (or such later date pursuant to the extension set forth under Section 9.1(c), the “Deadline Date”)) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Ault Disruptive Technologies Company, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.””

A-1

6. Section 9.1 of Article IX of the Certificate of Incorporation is hereby amended to add the following as Section 9.1(c):

“(c) In the event that the Corporation has not consummated an initial Business Combination by September 20, 2023, upon the Sponsor’s request and approval by the Corporation’s Board, the Corporation may extend the period of time to consummate an initial Business Combination up to five times after September 20, 2023, each by one additional month, for an aggregate of five additional months.”

7. Section 9.2(a) of Article IX of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

8. Section 9.2(b) of Article IX of the Certificate of Incorporation is hereby amended such that the first instance of “the Exchange Act” is replaced with “the Securities Exchange Act of 1934, as amended (the “Exchange Act”)”.

9. Section 9.2(e) of Article IX of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

10. Section 9.2(f) of Article IX of the Certificate of Incorporation is hereby amended by deleting Section 9.2(f) in its entirety.

A-2

11. Section 9.7 of Article IX of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) to modify (i) the substance or timing of the ability of Public Stockholders to seek redemption in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) with respect to any other provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.”

12. All other provisions of the Certificate of Incorporation shall remain in full force and effect.

A-3

IN WITNESS WHEREOF, Ault Disruptive Technologies Corporation has caused this Certificate of Amendment to be duly executed in its name and on its behalf by an authorized officer as of the first date set forth above.

AULT DISRUPTIVE TECHNOLOGIES CORPORATION

By:
Name:
Title:

A-4

AULT DISRUPTIVE TECHNOLOGIES CORPORATION – THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

1.	The Extension Amendment Proposal - a proposal to amend Ault Disruptive Technologies Corporation’s (the “Company”) Amended and Restated Certificate of Incorporation (our “Charter”) to extend the date (the “Termination Date”) by which the Company must consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”) from June 20, 2023 (the date that is 18 months from the closing date of the Company’s initial public offering of units (the “IPO”)) to September 20, 2023 (the date that is 21 months from the closing date of the IPO) (the “Extended Date”) and to allow the Company, without another stockholder vote, to elect to extend the Termination Date to consummate a business combination on a monthly basis up to five times by an additional one month each time after September 20, 2023, upon the request by Ault Disruptive Technologies Company, LLC, a Delaware limited liability company (the “Sponsor”), and approval by the Company’s board of directors (the “Board”) until February 20, 2024 or a total of up to eight months after the current Termination Date of June 20, 2023, unless the closing of a business combination shall have occurred prior thereto (such proposal, the “Extension Amendment Proposal”).

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	The Redemption Limitation Amendment Proposal - a proposal to amend the Charter pursuant to an amendment to the Charter to eliminate from the Charter the limitation that the Company may not redeem shares of our common stock issued in our IPO (we refer to such shares as “Public Shares”) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (such proposal, the “Redemption Limitation Amendment Proposal”).

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	The Adjournment Proposal - a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the extension of the Termination Date (the “Adjournment Proposal”).

FOR	AGAINST	ABSTAIN
☐	☐	☐

Dated [•], 2023

Signature

(Signature if held Jointly)

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the proxies will vote on such matters in their discretion.